1 Q1 | MAY 2026 | NASDAQ: MYRG INVESTOR PRESENTATION Q1 2026

2 Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. Safe Harbor Notice Forward-Looking Statements

3 MYR Group Inc. A Market Leader In Electrical Construction MYR Group Inc. is a holding company of subsidiaries that has delivered some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Canada since 1891. STRONG FINANCIALS Strong balance sheet supporting projects of any scale with proven execution EXTENSIVE RESOURCES & EXPERTISE 9,000+ employees and one of the industry’s largest specialized fleets COMMERCIAN & INDUSTRIAL (C&I) EXPERIENCED LEADERSHIP Executive team averaging 30+ years of industry experience 65+ OFFICE LOCATIONS CONTINUED GROWTH Strong market presence with sustained organic and acquisitive growth STRONG SAFETY CULTURE Industry-leading safety performance (2025: TCIR - 0.92, LTIR - 0.14) LONG-STANDING CUSTOMERS 50+ year partnerships across the U.S. and Canada with 90%+ repeat clients TRANSMISSION & DISTRIBUTION (T&D) Transmission Distribution Substation Street Lighting Storm Restoration Energy Storage Healthcare Transportation Manufacturing Data Centers Clean Energy Warehousing

4 $3.82B LTM 3/31/2026 $2.50B 2021 $3.01B 2022 $3.66B 2025 $3.64B 2023 REVENUE CAGR 10.5% RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 30 YEARS IN A ROW1 $3.36B 2024 1. Engineering News-Record

5 ▪ T&D primarily consists of small to medium-sized projects, with some larger High Voltage Direct Current (HVDC) transmission projects. We execute routine maintenance work under long-term Master Service Agreements (MSAs). Strong, long- term drivers are expected to continue to increase T&D spending. ▪ The core markets we serve in C&I remain active, with multiple growth drivers and notable strength in data center and transportation opportunities. ▪ Reshoring of manufacturing continues to create opportunities in our markets, and we believe both MYR Group business segments are well positioned to benefit from this. ▪ AI is driving growth in data centers and power demand. Data centers have been an important and growing end market for our C&I segment for a long time, while new interconnections, substations and infrastructure upgrades to data centers present additional opportunities for our T&D segment. ▪ Strong balance sheet with $460M in availability under our $490M credit facility, and debt to LTM EBITDA leverage of 0.04x and $163M cash and equivalents, which management believes will enable us to meet our working capital needs, support organic growth, pursue acquisitions, and opportunistically repurchase shares. What We See Outlook

6 A person in a safety vest and helmet looking at a construction vehicle Description automatically generated MAINE POWER RELIABILITY PROGRAM Maine; $200M+; 4-year project; 210 miles of 345kV & 115kV transmission line CENTRAL 70 TRANSPORTATION Colorado; $100M+; 4.5-year project; electrical construction services CENTRAL EAST ENERGY CONNECT New York; $300M+; 3.5-year project; nearly 100 miles of 345kV transmission DEN CONCOURSE EXPANSIONS Colorado; $190M+, 3-year project; 55-gate concourse expansion program ▪ Industry leader and trusted partner ▪ Strong, long-standing customer relationships ▪ Experience with small to large, fast-track projects ▪ Deliver highest quality services with skilled experts ▪ Strong execution of large projects on stand-alone basis and with JV partners ▪ Experience with voltages up to 765kV ▪ Maintain one of the largest specialized fleets ▪ Expertise delivering some of the largest, most complex, electrical construction projects ▪ Decades of experience in our core C&I markets including data centers, transportation, healthcare, manufacturing, warehousing, and clean energy Electrical Construction Project Delivery Depth & Breadth of Expertise INTUIT DOME California; $130M+ project; 18,000-seat L.A. Clippers arena

7 ▪ LTM revenue of $2.08B as of March 31, 2026 ▪ Backlog of $981M as of March 31, 2026* ▪ Strong, long-standing relationships with a diverse customer base where approximately 70% of business is performed under Master Service Agreements ▪ Acquired the Powerline Plus Companies in January 2022 REPRESENTATIVE CUSTOMERS *T&D backlog only includes 90 days of MSA work; typically, these agreements are multi-year in duration $1,302 $1,746 $2,089 $1,881 $2,002 $2,082 $0 $500 $1,000 $1,500 $2,000 $2,500 2021 2022 2023 2024 2025 03/31/26 LTM M ill io ns T&D Revenue T&D Revenue 11.7% CAGR Business Segment Update Transmission & Distribution (T&D)

Strong, Long-Term Drivers
T&D Market Outlook

INVESTMENT DRIVERS

- System Reliability & Resiliency Programs
- Aging Electric Grid
- Connecting New Generation Sources
- Plant Retirements
- System Hardening
- Electrification
- Data Centers & Reshoring
- Distributed Energy Resources

- U.S. electricity usage is expected to grow by 1 percent in 2026 and 3 percent in 2027, following two years of consumption growth. This would be the strongest four-year growth period since 2000. The driving factor is increased demand from "large computing centers." (*EIA.gov, January 2026*)
- J.P. Morgan anticipates the more than $1 trillion grid investment planned for the coming decade will be split between 37 percent transmission and 63 percent distribution. (*jpmorgan.com; March 2026*)
- S&P Global forecasts aggregated energy utility investments will continue reaching new heights. They anticipate $259B will be spent in 2026, $276B in 2027, and $277B in 2028, an approximate 29% increase from roughly $200B spent in 2025. Electric utilities will invest in infrastructure modernization, reliability and new generation capacity to meet heightened energy demand from new large-load customers, particularly data centers. (*SPGlobal.com, April 2026*)
- Investor-owned utilities spent $32.6 billion on transmission investment in 2024, compared to $30.0 billion in 2023, and were projected to spend $39.9 billion in 2025 and $178 billion between 2025-2028. They spent $60.2 billion on distribution investment in 2024, compared to $56.7 billion in 2023. (*eei.org; January 2026*)


North American Electric Distribution Capital Spend
© 2025 Power Insights All Rights Reserved
$M USD
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
+9.2% CAGR
+4.1% CAGR
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029
IOUs
Gov't Owned
Co-ops
Canada
Non-FERC Reported Storm Spend


North American Electric Transmission Capital Spend
$M USD
120,000
100,000
80,000
60,000
40,000
20,000
0
+6.3% CAGR
+9.1% CAGR
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029
IOUs
Gov't Owned and Co-Ops
Canada
Merchant
Generation BoS

Actual and Projected Transmission Investment by Investor-Owned Electric Companies


Billion $
50
45
40
35
30
25
20
15
10
5
0
22.2
23.7
24.7
25.1
27.1
30.0
32.6
39.9
43.7
45.5
48.5
2018 2019 2020 2021 2022r 2023 2024 2025 2026 2027 2028
Actual
Projected

Source: Power Insights, North American Electric Distribution Market Forecast and North American Electric Distribution Market Forecast, September and October 2025

Source: Edison Electric Institute, updated January 2026

8

9 REPRESENTATIVE CUSTOMERS $1,197 $1,263 $1,555 $1,482 $1,655 $1,743 $0 $500 $1,000 $1,500 $2,000 2021 2022 2023 2024 2025 03/31/26 LTM M il li on s C&I Revenue C&I Revenue 9.3% CAGR Business Segment Update Commercial & Industrial (C&I) ▪ LTM revenue of $1.74B as of March 31, 2026 ▪ Backlog of $1.86B as of March 31, 2026 ▪ Growth in our core markets is driven by increasing investments in data centers, transportation, clean energy, and healthcare, as well as reshoring of manufacturing, and we remain well diversified across our core markets ▪ Strong, long-standing customer relationships

10 Data Centers Transportation Healthcare Clean Energy, Storage & EV Charging E-Commerce Manufacturing Industrial Facilities MYR GROUP CORE C&I MARKETS ▪ FMI’s latest nonresidential construction index (NRCI) eased slightly to 53.4 in the second quarter of 2026, compared to 54.5 in the first quarter. Scores above 50 indicate expansion. Backlog expectations pulled back somewhat but were “well into expansion territory and signaling solid workload visibility.” (FMIcorp.com, March 2026) ▪ The Dodge Momentum index rose by almost 2 percent in March to 250.5 (2000=100) and remained 25.8 percent higher year over year. The month’s momentum was driven “almost entirely by data center projects,” while other sectors are easing back. (construction.com, April 2026) ▪ The Associated Builders and Contractors Association’s Construction Backlog Indicator rose to 8.6 months in March. The readings for sales, profit margins and staffing are all higher than they were one year ago and remain above the threshold of 50, indicating expectations for growth over the next six months. (ABC.org, April 2026) Source: The Dodge Momentum Index, April 7, 2026 MYR Group’s C&I segment sees steady bidding opportunities in its core markets and continues to be well diversified. Strong, Long-Term Drivers C&I Market Outlook

Market Opportunities for Both T&D and C&I

Date Center Market Expansion

DATA CENTER DRIVERS

- AI Driven Demand
- Increased Cloud Services
- Greater Data Storage Needs
- Deceleration of Power Efficiency Gains
- Crypto Mining Operations

- Data centers, a subsegment of the office sector, has the highest anticipated growth according to FMI's first quarter engineering and construction outlook. They estimated that data center market spending was 35% higher in 2025 than 2024 and will continue growing over the next four years by 23%, 21%, 13% and 11%, respectively. (*FMI 2026 North American Engineering and Construction Outlook, January 2026*)
- Dodge Construction Network found that nonresidential building starts improved 17.8 percent in February, with commercial starts up 48.5 percent "solely driven" by the 159.6 percent growth in offices and data centers. On a year-over-year basis, commercial and industrial construction was up 22.9 percent. (*construction.com, March 2026*)
- U.S. data centers currently consume 4.5 percent of the nation's power, but the Electric Power Research Institute (EPRI) anticipates that share could double by 2030. EPRI forecasts data centers could consume 9 to 17 percent of the nation's electricity by then – 60 percent more demand than their forecast two years earlier. (*E&E News, February 2026*)
- The North American Electric Reliability Corp. (NERC) forecasted that summer peak demand will grow by 224 GW over the next 10 years, and winter peak demand by 246 GW, driven by new data centers. The new summer peak forecast was a 69% increase compared NERC's 2024 forecast. (*energy.gov, January 2026*)

DATA CENTERS DRIVING INCREMENTAL INFRASTRUCTURE INVESTMENT

C Three's 2024 North American Electric Transmission Market Forecast reports that AI is "supercharging" data center growth and is a major driver of increasing load growth projections. They noted that data centers are chasing cheap power for their locations, while hyperscale data center owners are also chasing renewable power. The report noted there are more than 170 hyperscale and co-location data centers planned, representing more than 45GW of capacity.


Load Growth Projections
ISONE 3,000 MW By 2033
Portland G&E 4,000 MW By 2030
AEP 12,000 MW By 2030
CAISO 7,000 MW By 2030
PJM 20,000 MW By 2030
Dominion 15,000 MW By 2030
TVA 4,000 MW By 2028
GA Power 7,100 MW By 2031
ERCOT 40,000 MW By 2030

MYR Group's C&I segment has decades of experience providing services for new construction, expansion build-outs, upgrades and maintenance of data center facilities. The T&D segment builds and upgrades lines and substations to interconnect new data centers, working for our utility customers.

11

12 We don’t just create connections that empower people – we create connections that help our partners achieve their energy goals. Clean Energy Transformation Partner

13 VIEW REPORT ▪ Reducing Our Impact on Projects - Scrap material recycling - Environmental compliance ▪ Clean Energy Transformation Partner - Clean energy interconnect work - Solar & energy storage projects - Electric vehicle charging installations ▪ Equity & Inclusion - 25% racially/ethnically diverse Board of Directors - 38% of the Board of Directors is female - Established Veteran Employee Resource Group - Varied vendor utilization and partnerships ▪ Policy & Guidance - Established corporate policies - Promote honest and ethical conduct - Develop employee awareness and compliance ▪ Corporate Governance - Conduct annual evaluations - Effective executive compensation best practices ▪ Board Composition - Independent Chair of the Board - Committees comprised solely of independent directors - Majority voting standard for directors in uncontested elections ▪ Keeping Safety at Our Core - Behavioral commitment to safety - Strong culture built on leadership, employee dedication, top- notch training programs, industry involvement, and a focus on constant innovation and improvement ▪ Investing in Our People - 92,900+ workhours of training - 1,510 employee development courses completed - Robust benefits and wellness program ▪ Giving Back to Our Communities - Raised and donated more than $3.5M in last three years - Supported more than 130 non-profit organizations in last three years ▪ Operating Sustainably - GHG emissions tracking and goals - Waste recycling and reduction - Water and energy stewardship Online at myrgroup.com/sustainability Building a Sustainable Future with Corporate Responsibility

14 MYRG - CAGR 35.21% EME - CAGR 50.22% PWR - CAGR 49.14% MTZ - CAGR 34.81% PRIM - CAGR 37.83% -100.0% 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0% 700.0% 800.0% 900.0% Dividend-Adjusted Stock Return (01/04/2021 - 03/31/2026) MYRG Div.-Adj. Return EME Div.-Adj. Return PWR Div.-Adj. Return MTZ Div.-Adj. Return PRIM Div. Adj.-Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ PRIM 1/4/2021 58.14$ 87.56$ 67.63$ 67.29$ 26.64$ 3/31/2026 282.32$ 737.94$ 548.91$ 321.74$ 143.04$ Div. Adj. Stock Return 385.6% 742.8% 711.6% 378.1% 437.0% Stock Price Performance Dividend-Adjusted Stock Return

15 T&D $2.08B C&I $1.74B Business Segment Revenue Q1 2026 RESULTS $46.8M Net Income (1) or $2.99 Per Diluted Share (1) $2.84B Backlog (1) $1.00B Revenue We started the year with strong momentum, delivering year-over-year increases in revenue and gross profit, along with record quarterly net income, EBITDA, and backlog. By deepening relationships with strategic customers and continuing to invest in expanding our geographic footprint and market reach, we are creating meaningful, long-term growth opportunities and strengthening our competitive position. We believe our solid financial performance, disciplined execution, and favorable market outlook position us well to sustain this momentum through the remainder of 2026. Rick Swartz President and CEO MARCH 31, 2026 LTM Total Revenue (1) $3.82B Net Income (1) $141.9M Earnings per Diluted Share (1) $9.07 EBITDA * (1) $264.1M Free Cash Flow * $230.6M * See reconciliation of non-GAAP measures on slide 20 (1) Record Highs March 31, 2026 LTM FINANCIAL OVERVIEW Total Revenue $3.82B (1) Record Highs Delivering Strong Returns Financial Snapshot

16 47.1% 15.5% 13.4% 12.8% 9.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% EME MYRG PRIM PWR MTZ 3-Year Average ROIC MYR, PWR, MTZ, PRIM, and EME 3-year period is March 2023 – March 2026 ▪ Low debt leverage ▪ Strong balance sheet with $460M in availability under our $490M credit facility and $163M in cash and equivalents ▪ Substantial bonding capacity ▪ Investment in specialty equipment supporting future organic growth $52.4 $77.1 $84.7 $75.9 $94.4 $97.4 2.0% 2.2% 2.4% 2.6% 2.8% 3.0% $0 $20 $40 $60 $80 $100 $120 2021 2022 2023 2024 2025 03/31/26 LTM M ill io n s CAPEX Investment CAPEX Spend CAPEX % of Rev $(200) $(100) $- $100 $200 $300 $400 $500 $600 $700 2021 2022 2023 2024 2025 03/31/26 M il li o n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Well-Positioned to Support Additional Growth Balance Sheet Strength

17 $164.2 $175.8 $188.2 $117.8 $232.7 $264.1 $- $100 $200 $300 2021 2022 2023 2024 2025 03/31/26 LTM M ill io n s EBITDA * EBITDA 11.8% CAGR * For reconciliation of EBITDA to net income, see page 20 QTR YEAR $1,789 $2,502 $2,512 $2,576 $2,824 $2,843 $- $1,000 $2,000 $3,000 4 4 4 4 4 1 2021 2022 2023 2024 2025 2026 M ill io ns Backlog Backlog > 12 Mo 12 Mo. Backlog 11.5% CAGR $4.95 $4.91 $5.40 $1.83 $7.53 $9.07 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 2021 2022 2023 2024 2025 03/31/26 LTM Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 15.3% CAGR Demonstrated Strong, Long-Term Execution Financial Performance $2,498 $3,009 $3,644 $3,362 $3,658 $3,825 $- $1,000 $2,000 $3,000 $4,000 $5,000 2021 2022 2023 2024 2025 03/31/26 LTM M ill io n s Revenue by Segment T&D C&I 10.5% CAGR

18 EXECUTIVE LEADERSHIP Rick Swartz, CEO MYRG: 43 years Industry: 43 years 21 Years EXECUTIVES AVERAGE: With MYR Group MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We seek individuals who bring extensive experience and unique perspectives to both our Company and our Board. 30 Years Industry Experience BOARD OF DIRECTORS STATISTICS 38% Female 88% Majority Independent 25% Racially / Ethnically Diverse Directors 5:3 Varied Tenure 5 of 8 have 0-9 years 3 of 8 have 10+ years Executives & Board of Directors Experienced Leadership Team Kelly Huntington, CFO MYRG: 3 years Industry: 23 years Brian Stern, COO - T&D MYRG: 20 years Industry: 25 years Don Egan, COO - C&I MYRG: 34 years Industry: 34 years William Fry, CLO MYRG: 7 years Industry: 28 years

19 Identify and evaluate strategic opportunities in the U.S. and Canada that achieve long-term growth objectives and leverage our core capabilities Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture Focus on integration of processes, people, technology, and equipment Strategic expansion of geographic footprint into new markets in the U.S. and Canada Invest in additional fleet and labor resources to expand capacity Leverage extensive bid knowledge and long-term customer relationships ORGANIC GROWTH Expand in new and existing markets that align with core capabilities STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise PRUDENT CAPITAL RETURNS Opportunistically repurchase shares From 2024-2025, the Company repurchased 1.3 million shares for approximately $150 million at an average share price of $117 under multiple repurchase programs Creating Shareholder Value

Demonstrated Strong Long-Term Execution
Reconciliation of Non-GAAP Measures

EBITDA

$ In Millions	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025	LTM 3/31/2026
Net Income	$ 85.0	$ 83.4	$ 91.0	$ 30.3	$ 118.4	$ 141.9
Interest Expense, net	1.7	3.4	4.1	6.1	4.9	3.5
Income Tax Expense	31.3	30.8	34.0	16.2	42.9	50.6
Depreciation and Amortization	46.2	58.2	59.1	65.2	66.5	68.1
EBITDA	$ 164.2	$ 175.8	$ 188.2	$ 117.8	$ 232.7	$ 264.1

EBITDA is a non-GAAP financial measure that is defined as Earnings Before Interest, Taxes, Depreciation and Amortization.

FREE CASH FLOW

	LTM 3/31/2026
Net cash flow from operating activities	$ 328.0
Less: cash used in purchasing property and equipment	(97.4)
Free Cash Flow	$ 230.6

Free cash flow is a non-GAAP measure that is defined as cash flow provided by operating activities minus cash flow used in purchasing property and equipment

Note:
EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers' measures.

Free cash flow is not recognized under GAAP and does not purport to be an alternative to net income attributable to MYR Group Inc., cash flow from operations or the change in cash on the balance sheet. Management views free cash flow as a measure of operational performance, liquidity, and financial health.

ROIC Definition

Net Income (LTM) [A] + [(Net Interest Expense + Amortization of Intangibles) * (1-Effective Tax Rate)]
÷ [Book Value (Total Stockholders' Equity [B] + Net Debt] @ beginning and ending period average
= **Return on Invested Capital**

[A] Net Income excludes noncontrolling interest and discontinued operations
[B] Total Stockholders' Equity excludes minority interests and discontinued operations

Three-year averages are derived from calculating the return metric for each twelve-month period and then averaging the three-period metrics

21 NASDAQ: MYRG myrgroup.com JENNIFER HARPER MYR Group Inc., Vice President, Investor Relations and Treasurer Investorinfo@myrgroup.com HEADQUARTERS 12121 Grant Street, Suite 610 Thornton, CO 80241 Investorinfo@myrgroup.com